UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2022

PETIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38163	35-2554312
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 East Riverside Dr. Eagle, Idaho	83616
(Address of principal executive offices)	(Zip Code)

(208) 939-8900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, par value $0.001 per share	PETQ	Nasdaq

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☐ Indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act (17 CFR 240.13(a)-1)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 3, 2022, the Board of Directors (the “Board”) of PetIQ, Inc. (the “Company”) increased the size of the Board from six (6) to seven (7) directors and elected Kenneth Walker, 47, to fill the vacancy on the Board, with such size increase and election effective January 3, 2022. Mr. Walker joined the Board as a Class I director and as a member of the Company’s Audit Committee, with a term expiring at the Company’s annual meeting of stockholders in 2023.

Mr. Walker serves as Chief Financial Officer (“CFO”) of Cornerstone Brands, a subsidiary of Qurate Retail Inc., a multi-billion dollar holding company for QVC, HSN, Ballard Designs, and Frontgate among others. Over his eight year tenure at Cornerstone Brands, Mr. Walker served as Vice President of Finance and Corporate Controller prior to being promoted to CFO two years ago.

Mr. Walker will be compensated in accordance with the Company’s existing director compensation policy.

There are no arrangements or understandings between Mr. Walker and any other persons pursuant to which he was selected as director. Additionally, there are no transactions involving the Company and Mr. Walker that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

On January 6, 2022, the Company issued a press release announcing Mr. Walker’s election as a director of the Company, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 6, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETIQ, INC.

Dated: January 6, 2022	By	/s/ R. Michael Herrman
	Name:	R. Michael Herrman
	Title:	Executive Vice President, General Counsel and Corporate Secretary